                                                                    Exhibit 25.1


================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                    Valor Telecommunications Enterprises, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-2884398
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


               Valor Telecommunications Enterprises Finance Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-2280110
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                        Valor Communications Group, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0792300
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                          Valor Telecommunications, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  52-2171586
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                      Valor Telecommunications of Texas, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     52-2194219
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                     Valor Telecommunications Equipment, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     75-2884400
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                      Valor Telecommunications Services, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     75-2884846
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    Valor Telecommunications Investments, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  47-0902124
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         Valor Telecommunications LD, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-2884847
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                     Southwest Enhanced Network Services, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-2885419
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                          Western Access Services, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081823
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                     Western Access Services of Arizona, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081863
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    Western Access Services of Arkansas, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081902
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                    Western Access Services of Colorado, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081934
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                    Western Access Services of Oklahoma, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081944
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                   Western Access Services of New Mexico, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081922
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                      Western Access Services of Texas, LP
               (Exact name of obligor as specified in its charter)

Delaware                                                  20-0081952
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                  Valor Telecommunications Corporate Group, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     75-2895493
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                     Valor Telecommunications Southwest, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  52-2194218
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                   Valor Telecommunications Southwest II, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-2950066
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                  Valor Telecommunications Enterprises II, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-2950064
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                      Kerrville Communications Corporation
               (Exact name of obligor as specified in its charter)

Texas                                                     74-2197091
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    Kerrville Communications Management, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  30-0135974
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                    Kerrville Communications Enterprises, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  32-0047694
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                          Advanced Tel-Com Systems, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     74-2228603
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                             Kerrville Telephone, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     74-0724580
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                             Kerrville Cellular, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     74-2513782
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                 KCC TelCom, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     74-2955898
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                       Kerrville Cellular Management, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  51-0411886
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                        Kerrville Cellular Holdings, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  51-0411889
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         Kerrville Mobile Holdings, Inc.
               (Exact name of obligor as specified in its charter)

Texas                                                     74-3008924
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         Kerrville Wireless Holdings, LP
               (Exact name of obligor as specified in its charter)

Texas                                                     74-3012850
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              Harpar Telephone L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                     74-2197090
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                                 DCS Holding Co.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4124239
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                                 ESC Holding Co.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4128471
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                                 KCS Holding Co.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4124243
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                          SCD Sharing Partnership, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4128273
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          SCE Sharing Partnership, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4128272
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)




201 E. John Carpenter Freeway, Suite 200
Irving, Texas                                             75062
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                          7 3/4% Senior Notes due 2015
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


-----------------------------------------------------------------------------------------------------
                    Name                                                    Address
-----------------------------------------------------------------------------------------------------
     Superintendent of Banks of the State of New York     One State Street, New York, N.Y.
                                                          10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York                     33 Liberty Street, New York, N.Y.  10045

     Federal Deposit Insurance Corporation                Washington, D.C.  20429

     New York Clearing House Association                  New York, New York   10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of May, 2005.

                                         THE BANK OF NEW YORK


                                         By:  /S/    ROBERT A. MASSIMILLO
                                              ----------------------------------
                                              Name:  ROBERT A. MASSIMILLO
                                              Title: VICE PRESIDENT

                                                           EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......      $ 3,866,500
   Interest-bearing balances ...............................        8,455,170
Securities:
   Held-to-maturity securities .............................        1,885,665
   Available-for-sale securities ...........................       20,781,508
Federal funds sold and securities purchased under
   agreements to resell ....................................
   Federal funds sold in domestic offices ..................        3,730,007
   Securities purchased under agreements to resell .........          847,805
Loans and lease financing receivables:
   Loans and leases held for sale ..........................                0
   Loans and leases, net of unearned income ................       36,195,743
   LESS: Allowance for loan and lease losses ...............          587,611
   Loans and leases, net of unearned income and allowance ..       35,608,132
Trading Assets .............................................        4,174,521
Premises and fixed assets (including capitalized
   leases) .................................................          949,424
Other real estate owned ....................................              754
Investments in unconsolidated subsidiaries and
   associated companies ....................................          268,366
Customers' liability to this bank on acceptances
   outstanding .............................................           52,800
Intangible assets
   Goodwill ................................................        2,746,404
   Other intangible assets .................................          758,137

Other assets ...............................................        8,013,234
                                                                  -----------
Total assets ...............................................      $92,138,427
                                                                  ===========

LIABILITIES
Deposits:
   In domestic offices .....................................      $41,480,131
   Noninterest-bearing .....................................       16,898,525
   Interest-bearing ........................................       24,581,606
   In foreign offices, Edge and Agreement subsidiaries, and
   IBFs ....................................................       24,028,722
   Noninterest-bearing .....................................          576,431
   Interest-bearing ........................................       23,452,291
Federal funds purchased and securities sold under
     agreements to repurchase ..............................
   Federal funds purchased in domestic offices .............        1,040,432
   Securities sold under agreements to repurchase ..........          491,007
Trading liabilities ........................................        2,724,930
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...............................        4,780,573
Not applicable

Bank's liability on acceptances executed and
   outstanding .............................................           54,517
Subordinated notes and debentures ..........................        2,390,000
Other liabilities ..........................................        6,901,014
                                                                  -----------
Total liabilities ..........................................      $83,891,326
                                                                  ===========
Minority interest in consolidated subsidiaries .............          140,499

EQUITY CAPITAL

Perpetual preferred stock and related surplus ..............                0
Common stock ...............................................        1,135,284
Surplus (exclude all surplus related to preferred
   stock) ..................................................        2,087,221
Retained earnings ..........................................        4,892,420
Accumulated other comprehensive income .....................           -8,323
Other equity capital components ............................                0
Total equity capital .......................................        8,106,602
                                                                  -----------
Total liabilities, minority interest, and equity
   capital .................................................      $92,138,427
                                                                  ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                                    Directors